Exhibit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2010	2009	2010	2009

OPERATING REVENUES:
Gas utility	$101.8	$93.4	$692.8	$759.9
Electric utility	173.2	143.0	469.1	400.7
Nonutility	147.7	113.2	403.5	359.7
Total operating revenues	422.7	349.6	1,565.4	1,520.3

OPERATING EXPENSES:
Cost of gas sold	32.4	28.0	371.7	440.6
Cost of fuel and purchased power	64.5	50.1	180.3	147.4
Cost of nonutility revenues	60.7	36.2	170.6	153.7
Other operating	137.2	129.6	398.4	377.6
Depreciation and amortization	57.6	53.9	170.6	158.3
Taxes other than income taxes	11.7	11.3	46.9	48.0
Total operating expenses	364.1	309.1	1,338.5	1,325.6

OPERATING INCOME	58.6	40.5	226.9	194.7

OTHER INCOME (EXPENSE):
Equity in earnings (losses) of unconsolidated affiliates	(8.2)	(0.6)	(13.9)	(11.3)
Other income - net	1.6	4.1	2.0	10.6
Total other income (expense)	(6.6)	3.5	(11.9)	(0.7)

INTEREST EXPENSE	26.0	25.8	78.0	74.0

INCOME BEFORE INCOME TAXES	26.0	18.2	137.0	120.0

INCOME TAXES	9.6	5.8	48.7	41.5

NET INCOME	$16.4	$12.4	$88.3	$78.5

AVERAGE COMMON SHARES OUTSTANDING	81.2	80.8	81.1	80.7
DILUTED COMMON SHARES OUTSTANDING	81.4	81.1	81.3	81.0

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.20	$0.15	$1.09	$0.97

DILUTED	$0.20	$0.15	$1.09	$0.97

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions)
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2010	2009	2010	2009

OPERATING REVENUES:
Gas utility	$101.8	$93.4	$692.8	$759.9
Electric utility	173.2	143.0	469.1	400.7
Other	0.4	0.4	1.2	1.2
Total operating revenues	275.4	236.8	1,163.1	1,161.8

OPERATING EXPENSES:
Cost of gas sold	32.4	28.0	371.7	440.6
Cost of fuel and purchased power	64.5	50.1	180.3	147.4
Other operating	70.5	69.9	223.3	227.9
Depreciation and amortization	47.2	45.9	140.5	134.8
Taxes other than income taxes	11.2	10.8	45.1	46.2
Total operating expenses	225.8	204.7	960.9	996.9

OPERATING INCOME	49.6	32.1	202.2	164.9

OTHER INCOME - NET	0.9	2.1	3.9	6.1

INTEREST EXPENSE	20.4	20.2	61.0	58.9

INCOME BEFORE INCOME TAXES	30.1	14.0	145.1	112.1

INCOME TAXES	11.4	5.3	54.8	40.6

NET INCOME	$18.7	$8.7	$90.3	$71.5

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)

	September 30,	December 31,
	2010	2009

ASSETS
Current Assets
Cash & cash equivalents	$7.2	$11.9
Accounts receivable - less reserves of $4.2 &
$5.2, respectively	132.5	162.4
Accrued unbilled revenues	54.7	144.7
Inventories	188.3	167.8
Recoverable fuel & natural gas costs	12.5	-
Prepayments & other current assets	111.0	95.1
Total current assets	506.2	581.9

Utility Plant
Original cost	4,737.4	4,601.4
Less: accumulated depreciation & amortization	1,808.7	1,722.6
Net utility plant	2,928.7	2,878.8

Investments in unconsolidated affiliates	124.9	186.2
Other utility and corporate investments	32.5	33.2
Other nonutility investments	40.9	46.2
Nonutility property - net	485.5	482.6
Goodwill - net	242.0	242.0
Regulatory assets	185.7	187.9
Other assets	33.7	33.0
TOTAL ASSETS	$4,580.1	$4,671.8

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$132.9	$183.8
Accounts payable to affiliated companies	23.5	54.1
Refundable fuel & natural gas costs	-	22.3
Accrued liabilities	183.5	174.7
Short-term borrowings	157.3	213.5
Current maturities of long-term debt	48.2	48.0
Long-term debt subject to tender	-	51.3
Total current liabilities	545.4	747.7

Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,590.3	1,540.5

Deferred Income Taxes & Other Liabilities
Deferred income taxes	495.0	458.7
Regulatory liabilities	331.6	322.1
Deferred credits & other liabilities	207.0	205.6
Total deferred credits & other liabilities	1,033.6	986.4

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
81.4 and 81.1 shares, respectively	675.1	666.8
Retained earnings	742.7	737.2
Accumulated other comprehensive income (loss)	(7.0)	(6.8)
Total common shareholders' equity	1,410.8	1,397.2
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,580.1	$4,671.8

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	For the nine months ended
	September 30,
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$88.3	$78.5
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	170.6	158.3
Deferred income taxes & investment tax credits	33.9	55.2
Equity in losses of unconsolidated affiliates	13.9	11.3
Provision for uncollectible accounts	13.2	15.3
Expense portion of pension & postretirement benefit cost	6.7	7.8
Other non-cash charges - net	19.4	(1.0)
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	106.7	234.0
Inventories	(20.5)	(32.0)
Recoverable/refundable fuel & natural gas costs	(34.8)	33.1
Prepayments & other current assets	(16.4)	30.6
Accounts payable, including to affiliated companies	(82.9)	(169.9)
Accrued liabilities	15.7	(17.4)
Unconsolidated affiliate dividends	42.7	11.3
Employer contributions to pension & postretirement plans	(12.4)	(27.3)
Changes in noncurrent assets	(9.8)	(6.9)
Changes in noncurrent liabilities	(11.9)	(11.3)
Net cash flows from operating activities	322.4	369.6

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Dividend reinvestment plan & other common stock issuances	7.2	4.5
Long-term debt, net of issuance costs	-	311.6
Requirements for:
Dividends on common stock	(82.7)	(81.2)
Retirement of long-term debt	(2.1)	(2.7)
Net change in short-term borrowings	(56.2)	(358.1)
Net cash flows from financing activities	(133.8)	(125.9)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	0.5	-
Other collections	10.2	1.2
Requirements for:
Capital expenditures, excluding AFUDC equity	(200.9)	(321.8)
Unconsolidated affiliate investments	(0.2)	(0.2)
Other investments	(2.9)	(0.8)
Net cash flows from investing activities	(193.3)	(321.6)

Net change in cash & cash equivalents	(4.7)	(77.9)
Cash & cash equivalents at beginning of period	11.9	93.2
Cash & cash equivalents at end of period	$7.2	$15.3

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2010	2009	2010	2009

REPORTED EARNINGS:
Utility Group	$18.7	$8.7	$90.3	$71.5

Nonutility Group
Energy Marketing and Services	(10.4)	(4.8)	(9.1)	6.0
Charge related to Liberty Gas Storage Investment	-	-	-	(11.9)
Subtotal Energy Marketing and Services	(10.4)	(4.8)	(9.1)	(5.9)
Coal Mining	2.5	4.0	8.1	7.4
Energy Infrastructure Services	6.0	4.6	6.4	7.6
Other Businesses	(0.3)	(0.5)	(7.3)	(2.3)
Total Nonutility Group	(2.2)	3.3	(1.9)	6.8

Corporate and Other	(0.1)	0.4	(0.1)	0.2

Vectren Consolidated	$16.4	$12.4	$88.3	$78.5

REPORTED EPS	$0.20	$0.15	$1.09	$0.97

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2010	2009	2010	2009

GAS OPERATING REVENUES (Millions):
Residential	$65.3	$59.9	$471.7	$517.1
Commercial	24.6	22.0	172.6	194.4
Industrial	10.8	10.1	40.6	39.1
Other Revenue	1.1	1.4	7.9	9.3
	$101.8	$93.4	$692.8	$759.9

GAS MARGIN (Millions):
Residential	$45.8	$42.9	$213.2	$211.7
Commercial	11.7	11.9	62.4	64.2
Industrial	10.4	9.0	36.8	33.4
Other	1.5	1.6	8.7	10.0
	$69.4	$65.4	$321.1	$319.3

GAS SOLD & TRANSPORTED (MMDth):
Residential	3.5	3.8	47.9	49.2
Commercial	2.4	2.5	21.5	22.3
Industrial	19.3	15.3	65.1	55.1
	25.2	21.6	134.5	126.6

AVERAGE GAS CUSTOMERS
Residential	886,200	882,860	896,375	895,030
Commercial	81,725	81,914	82,709	83,109
Industrial	1,642	1,622	1,632	1,622
	969,567	966,396	980,716	979,761

YTD WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days (Ohio)	69%	100%	102%	104%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2010	2009	2010	2009

ELECTRIC OPERATING REVENUES (Millions):
Residential	$66.1	$53.4	$164.0	$142.4
Commercial	40.7	36.9	113.6	105.6
Industrial	53.9	43.9	151.5	121.2
Other Revenue	2.1	1.6	5.5	4.6
Total Retail	162.8	135.8	434.6	373.8
Net Wholesale Revenues	10.4	7.2	34.5	26.9
	$173.2	$143.0	$469.1	$400.7

ELECTRIC MARGIN (Millions):
Residential	$46.5	$38.8	$114.9	$102.2
Commercial	26.5	24.7	73.9	70.3
Industrial	26.9	22.3	74.1	61.2
Other	2.0	1.5	5.1	4.3
Total Retail	101.9	87.3	268.0	238.0
Net Wholesale Margin	6.8	5.6	20.8	15.3
	$108.7	$92.9	$288.8	$253.3

ELECTRICITY SOLD (GWh):
Residential	511.4	421.4	1,278.8	1,134.0
Commercial	375.5	348.6	1,036.5	988.1
Industrial	712.2	620.5	2,019.7	1,686.9
Other Sales - Street Lighting	4.9	4.5	16.0	14.1
Total Retail	1,604.0	1,395.0	4,351.0	3,823.1
Wholesale	122.0	87.9	466.2	494.3
	1,726.0	1,482.9	4,817.2	4,317.4

AVERAGE ELECTRIC CUSTOMERS
Residential	122,738	122,222	122,840	122,307
Commercial	18,335	18,388	18,341	18,360
Industrial	109	106	108	105
Other	33	33	33	33
	141,215	140,749	141,322	140,805

YTD WEATHER AS A PERCENT OF NORMAL:
Cooling Degree Days (Indiana)	129%	79%	134%	92%
Heating Degree Days (Indiana)	22%	40%	98%	93%